SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) April 26, 2007

BOWATER INCORPORATED

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-8712	62-0721803
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

55 East Camperdown Way, Greenville, South Carolina	29602
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (864) 271-7733

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On April 26, 2007, Bowater Incorporated (the “Company”) issued a press release reporting the financial results of the Company for the three months ended March 31, 2007. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.

All of the information in Items 2.02 and 9.01 of this report, including the press release attached as Exhibit 99.1 hereto, with the exception of the fifth paragraph of such press release immediately preceding the heading “Segment Detail,” is being “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise and shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended, except to the extent expressly set forth by specific reference in such filing. The information in the fifth paragraph of the attached press release immediately preceding the heading “Segment Detail” and discussing the status of the proposed combination of the Company and Abititbi-Consolidated Inc. shall be deemed “filed” pursuant to Rule 425.

Item 8.01.	Other Events.

As reported under Item 2.02, the Registrant is filing certain portions of the press release attached hereto as Exhibit 99.1 under Rule 425.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press release reporting results for the three months ended March 31, 2007, issued by the Company on April 26, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

BOWATER INCORPORATED

	By:	/s/ William G. Harvey
	Name:	William G. Harvey
Dated: April 26, 2007	Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
99.1	Press release reporting results for the three months ended March 31, 2007, issued by the Company on April 26, 2007